THE TRAVELERS FUND UL FOR VARIABLE LIFE INSURANCE


                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS:


      That I, GEORGE C. KOKULIS of Simsbury, Connecticut, Director, President and Chief Executive Officer of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-6 or other appropriate form under the federal securities laws for The Travelers Fund UL for Variable Life Insurance, a separate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

      IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of January, 2003.


                              /s/ George C. Kokulis
                              Director, President and Chief Executive Officer The Travelers Insurance Company

                THE TRAVELERS FUND UL FOR VARIABLE LIFE INSURANCE


                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS:


      That I, GLENN D. LAMMEY of Simsbury, Connecticut, Director, Chief Financial Officer and Chief Accounting Officer of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST
J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-6 or other appropriate form under the federal securities laws for The Travelers Fund UL for Variable Life Insurance, a separate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

      IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of January, 2003.


                              /s/ Glenn D. Lammey
                              Director, Chief Financial Officer and
                              Chief Accounting Officer
                              The Travelers Insurance Company

                THE TRAVELERS FUND UL FOR VARIABLE LIFE INSURANCE


                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS:


      That I, MARLA BERMAN LEWITUS of Marlborough, Massachusetts, a Director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN
A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-6 or other appropriate form under the federal securities laws for The Travelers Fund UL for Variable Life Insurance, a separate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

      IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of January, 2003.


                              /s/ Marla Berman Lewitus
                              Director
                              The Travelers Insurance Company

                THE TRAVELERS FUND UL FOR VARIABLE LIFE INSURANCE


                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS:


      That I, KATHLEEN L. PRESTON of South Windsor, Connecticut, a Director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN
A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-6 or other appropriate form under the federal securities laws for The Travelers Fund UL for Variable Life Insurance, a separate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

      IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of January, 2003.


                                    /s/ Kathleen L. Preston
                                    Director
                                    The Travelers Insurance Company